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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     September 19, 2001 (September 17, 2001)
                Date of Report (Date of earliest event reported)

                             SUSA PARTNERSHIP, L.P.
             (Exact name of registrant as specified in its charter)

        TENNESSEE                     001-12403                  62-1554135
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(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

                           175 Toyota Plaza, Suite 700
                            Memphis, Tennessee 38103
                    (Address of principal executive offices)

                                 (901) 252-2000
              (Registrant's telephone number, including area code)

                                       N/A
          (former name or former address, if changed since last report)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.       OTHER EVENTS.

              The Registrant executed a Third Amended and Restated Unsecured Revolving Credit Agreement, dated as of September 17, 2001, among SUSA Partnership, L.P., Storage USA, Inc., Storage USA Trust, the Lenders (as defined therein), and Bank One, NA, as administrative agent for the Lenders. The Credit Agreement will allow SUSA Partnership, L.P. to borrow up to $225 million under the revolving credit facility and extends its term to September 17, 2004. The Credit Agreement is incorporated by reference as Exhibit 10.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         a)       Financial Statements.

                  None

         b)       Pro Forma Financial Information.

                  None

         c)       Exhibits.

                  Number            Exhibit
                  ------            -------

                  10.1              Third Amended and Restated Unsecured
                                    Revolving Credit Agreement dated as of
                                    September 17, 2001 among SUSA Partnership,
                                    L.P., Storage USA, Inc., Storage USA Trust, the Lenders (as defined therein), and Bank
                                    One, NA, as administrative agent for the Lenders (incorporated by reference herein to Exhibit 10.1 to the Form 8-K filed by Storage USA, Inc. on September 19, 2001)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           SUSA PARTNERSHIP, L.P.

                           By:      STORAGE USA, INC.
                                    General Partner


Date: September 19, 2001   By:      /s/ John W. McConomy
                              --------------------------------------------------
                                    John W. McConomy
                                    Executive Vice President and General Counsel


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                                  EXHIBIT INDEX

         10.1              Third Amended and Restated Unsecured Revolving Credit
                           Agreement dated as of September 17, 2001 among SUSA
                           Partnership, L.P., Storage USA, Inc., Storage USA
                           Trust, the Lenders (as defined therein), and Bank
                           One, NA, as administrative agent for the Lenders
                           (incorporated by reference herein to Exhibit 10.1 to the Form 8-K filed by Storage USA, Inc. on September
                           19, 2001)